                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only
[X]  Definitive Proxy Statement                 (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      GRAHAM FIELD HEALTH PRODUCTS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                       GRAHAM-FIELD HEALTH PRODUCTS, INC.
                              400 RABRO DRIVE EAST
                           HAUPPAUGE, NEW YORK 11788
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 18, 1997

     The Annual Meeting of Stockholders of Graham-Field Health Products, Inc. (the "Company") will be held in the Media Room on the lower level of 395 North Service Road, Melville, New York 11747 on Wednesday, June 18, 1997 at 1:00 P.M. to:

     (1) elect three Class I Directors of the Company to serve for a term of three years;

     (2) consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the current fiscal year;

     (3) transact such other business as may properly come before the Annual Meeting.

     Only stockholders of record at the close of business on April 30, 1997 are entitled to notice of and to vote at the Annual Meeting. The annual meeting for which this notice is given may be adjourned from time to time without further notice other than announcement at the meeting or any adjournment thereof. Any business for which notice is hereby given may be transacted at such adjourned meeting.

     Your attention is directed to the accompanying proxy statement.

                                          RICHARD S. KOLODNY
                                          Vice President, General
                                          Counsel and Secretary

Hauppauge, New York
May 12, 1997

     STOCKHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH DOES NOT REQUIRE ANY UNITED STATES POSTAGE.

                       GRAHAM-FIELD HEALTH PRODUCTS, INC.
                              400 RABRO DRIVE EAST
                           HAUPPAUGE, NEW YORK 11788

                        -------------------------------

                                PROXY STATEMENT
                        -------------------------------

     Proxies in the form enclosed are solicited by the Board of Directors of Graham-Field Health Products, Inc. (the "Company") for use at the 1997 Annual Meeting of Stockholders scheduled to be held on June 18, 1997 in the Media Room on the lower level of 395 North Service Road, Melville, New York 11747 (the "Annual Meeting"). All properly executed proxies received prior to or at the Annual Meeting will be voted. If a proxy specifies how it is to be voted, it will be so voted. If no specification is made, it will be voted (1) for the election of the Board's nominees as directors, (2) for ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the current fiscal year, and (3) if other matters properly come before the Annual Meeting, in the discretion of either of the persons named in the enclosed proxy card. Any stockholder giving a proxy has the right to revoke it at any time before the proxy is voted by giving written notice of revocation to the Secretary of the Company (at the address set forth above), by submitting a properly-executed subsequently dated proxy or by voting in person at the Annual Meeting.

     Holders of record of the common stock, par value $.025 per share, of the Company (the "Common Stock"), the Company's Series B Cumulative Convertible Preferred Stock (the "Series B Preferred Stock") and the Company's Series C Cumulative Convertible Preferred Stock (the "Series C Preferred Stock") as of the close of business on the record date of April 30, 1997 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 18,926,460 shares of Common Stock issued and outstanding, 6,100 shares of the Series B Preferred Stock issued and outstanding, and 1,000 shares of the Series C Preferred Stock issued and outstanding. Each share of Common Stock is entitled to one vote. The shares of the Series B Preferred Stock and the shares of the Series C Preferred Stock are entitled to 3,935,483 and 500,000 votes, respectively. The shares of the Series B Preferred Stock and the Series C Preferred Stock vote as a single class with the Common Stock, and are beneficially owned by BIL (Far East Holdings) Limited ("BIL Far East") and its affiliate, BIL Securities (Offshore) Limited ("BIL Securities"; BIL Securities and BIL Far East are collectively referred to hereinafter as "BIL"). BIL's ownership of Common Stock, Series B Preferred Stock and Series C Preferred Stock represents 36% of the total number of votes entitled to be cast at the Annual Meeting. Pursuant to the Amended and Restated Stockholder Agreement, by and among the Company, BIL and Irwin Selinger, dated as of September 3, 1996 and amended as of September 19, 1996 (the "Stockholder Agreement"), BIL has agreed to vote its shares of Common Stock, Series B Preferred Stock, and Series C Preferred Stock in accordance with the direction of the Company's Board of Directors for any nominees recommended by the Board of Directors and on all proposals presented by any other stockholder of the Company. This proxy statement, the proxy card and the Annual Report of the Company for its fiscal year ended December 31, 1996 are being mailed on or about May 12, 1997 to all holders of Common Stock, the Series B Preferred Stock and the Series C Preferred Stock as of the Record Date.

     As required under Section 231 of the Delaware General Corporation Law (the "DGCL"), the Company will, in advance of the Annual Meeting, appoint one or more Inspectors of Election to conduct the vote at the Annual Meeting. The Company may designate one or more persons as alternate Inspectors of Election to replace any Inspector of Election who fails to act. If no Inspector or alternate Inspector is able to act at the Annual Meeting, the person presiding at the Annual Meeting will appoint one or more Inspectors of Election. Each Inspector of Election before entering the discharge of his duties shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality. The Inspectors of Election will (i) ascertain the number of shares of Common Stock, the Series B Preferred Stock and the Series C Preferred Stock outstanding as of the record date, (ii) determine the voting power of the shares of Common Stock, the Series B Preferred Stock and the Series C Preferred Stock present or represented by proxy at the Annual Meeting and the validity of the proxies and ballots, (iii) count all votes and ballots, and (iv) certify the determination of the number of shares of Common Stock, the Series B Preferred Stock and Series C Preferred Stock present in person or represented by proxy at the Annual Meeting and the count of all votes and ballots.

     The holders of shares of Common Stock, Series B Preferred Stock and Series C Preferred Stock representing a majority of the total number of votes entitled to be cast by the holders of all outstanding shares of Common Stock, Series B Preferred Stock and Series C Preferred Stock must be present in person or represented by proxy at the Annual Meeting in order for a quorum to be present. Under Section 216 of the DGCL, any stockholder who abstains from voting on any particular matter described herein will be counted for purposes of determining a quorum. For purposes of voting on the matters described herein, the affirmative vote of (i) the holders of shares of Common Stock, Series B Preferred Stock and Series C Preferred Stock, representing a plurality of the total votes cast (not including abstentions) by the holders of shares of Common Stock, Series B Preferred Stock and Series C Preferred Stock present or represented at the Annual Meeting is required to elect management's nominees as directors, and (ii) the holders of shares of Common Stock, Series B Preferred Stock and Series C Preferred Stock, representing a majority of the total votes cast (including abstentions) by the holders of shares of Common Stock, Series B Preferred Stock and Series C Preferred Stock present or represented at the Annual Meeting is required to ratify the selection by the Board of Directors of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1997. Abstentions have no legal effect with respect to the election of directors and the same legal effect as a vote against the ratification of the selection of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1997. Any shares as to which a broker or nominee does not have discretionary voting authority with respect to a particular matter presented at the Annual Meeting under applicable New York Stock Exchange rules will be considered as shares not entitled to vote on such matter and will therefore not be considered in the tabulation of the votes on such matter.

     No compensation will be paid by the Company to any person in connection with the solicitation of proxies. Brokers, banks and other nominees will be reimbursed by the Company for out-of-pocket and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Common Stock. In addition to the solicitation by mail, solicitation of proxies may, in certain instances, be made personally or by telephone by directors, officers and a few regular employees of the Company. It is expected that the expense of such special solicitation will be nominal. All expenses incurred in connection with this solicitation will be borne by the Company.

                     PRINCIPAL STOCKHOLDERS OF THE COMPANY

     The following table sets forth certain information regarding the beneficial ownership of Common Stock, Series B Preferred Stock and Series C Preferred Stock with respect to the persons who, to the knowledge of the management of the Company, own beneficially more than five percent of each class of stock as of April 30, 1997. Beneficial ownership has been determined for purposes of the following table in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership within 60 days.

                                                              SHARES OF SERIES B        SHARES OF SERIES C
                                     SHARES OF COMMON           PREFERRED STOCK           PREFERRED STOCK
                                    STOCK BENEFICIALLY           BENEFICIALLY              BENEFICIALLY
                                         OWNED(1)                  OWNED(6)                  OWNED(7)
                                   ---------------------     ---------------------     ---------------------
        NAME AND ADDRESS            NUMBER                    NUMBER                    NUMBER
       OF BENEFICIAL OWNER         OF SHARES     PERCENT     OF SHARES     PERCENT     OF SHARES     PERCENT
---------------------------------  ---------     -------     ---------     -------     ---------     -------
Irwin Selinger(2)................    955,113       5.0%        -0-          -0-          -0-          -0-
  c/o Graham-Field Health
  Products, Inc.
  400 Rabro Drive East
  Hauppauge, New York 11788
Steinberg Asset Management.......  1,022,065       5.4%        -0-          -0-          -0-          -0-
  Company, L.P.(3)
  12 East 49th Street
  New York, New York 10017
Shufro, Rose & Ehrman(4).........  1,302,350       6.9%        -0-          -0-          -0-          -0-
  745 Fifth Avenue
  New York, New York 10151-2600
BIL..............................  3,945,219(5)     21%        6,100         100%        1,000         100%
  c/o Brierley Investments Ltd.
  3rd Floor
  10 Eastcheap
  London EC3M1AJ
  United Kingdom

---------------

(1) All shares are beneficially owned and the sole voting and investment power is held by the person or entities named, except as otherwise specified herein.

(2) The amount set forth above includes 25,000 shares underlying stock options issued pursuant to the Company's Incentive Program, which are exercisable within 60 days of April 30, 1997, and 5,500 shares owned by Mr. Selinger's wife as to which shares Mr. Selinger disclaims any beneficial interest.

(3) According to information contained in a joint Schedule 13G filing dated as of February 5, 1997, with the SEC pursuant to Section 13(d) of the Exchange Act, Steinberg Asset Management Company, Inc. ("Steinberg Management"), a registered investment advisor and the general partner of Steinberg Asset Management Company, L.P. ("Steinberg L.P."), beneficially owns 82,000 shares; Steinberg L.P. beneficially owns 811,415; Michael A. Steinberg & Company, Inc. ("MAS Company") beneficially owns 23,650 shares; and Michael
    A. Steinberg beneficially owns 105,000 shares. According to such filing, Michael A. Steinberg may be deemed to have beneficial ownership of the shares beneficially owned by Steinberg Management, Steinberg L.P., and MAS Company. The shares reported as beneficially owned by Michael A. Steinberg include shares held by Mr. Steinberg's wife and children, as well as securities held in trust for Mr. Steinberg's children of which Mr. Steinberg is trustee. Steinberg Management, as the general partner of Steinberg L.P., may be deemed to have beneficial ownership of the shares beneficially owned by Steinberg L.P.

(4) According to information contained in a Schedule 13G filing dated as of February 14, 1997, Shufro, Rose & Ehrman, a registered investment advisor and broker-dealer, beneficially owns 1,302,350 shares, and has the sole power to vote or to direct the vote of 91,850 shares.

(5) Does not include up to 3,935,438 shares of Common Stock issuable upon the conversion of the shares of the Series B Preferred Stock and up to 500,000 shares of Common Stock issuable upon the conversion of the shares of the Series C Preferred Stock.

(6) The Series B Preferred Stock is convertible into shares of the Common Stock
    (x) at the option of BIL, at a conversion price of $20 per share (or, in the case of certain dividend payment defaults, at a conversion price of $15.50 per share), (y) at the option of the Company, at a conversion price equal to current trading prices (subject to a minimum conversion price of $15.50 and a maximum conversion price of $20 per share) and (z) automatically on November 27, 2001 at a conversion price of $15.50 per share. The conversion prices are subject to customary antidilution adjustments. The shares of the Series B Preferred Stock are entitled to 3,935,483 votes, and vote as a single class with the Common Stock and the Series C Preferred Stock.

(7) The Series C Preferred Stock is subject to redemption as a whole at the option of the Company on the fifth anniversary of the date of issuance at a stated value plus accrued and unpaid dividends and, if not redeemed will be convertible into shares of the Common Stock automatically at a conversion price of $20 per share, subject to customary antidilution adjustments. The shares of the Series C Preferred Stock are entitled to 500,000 votes, and vote as a single class with the Common Stock and the Series B Preferred Stock.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of Common Stock, Series B Preferred Stock and Series C Preferred Stock with respect to the Company's directors, the Company's "named executive officers" (the "Named Executive Officers") within the meaning of Item 402(a)(3) of Regulation S-K, and by all of the Company's directors and executive officers as a group, as reported to the Company as of April 30, 1997. Beneficial ownership has been determined for purposes of the following table in accordance with Rule 13d-3 of the Exchange Act, under which a person is deemed to be the beneficial owner of securities if he or she has or shares voting power or investment power in respect of such securities or has the right to acquire beneficial ownership within 60 days.

                                                              SHARES OF SERIES B        SHARES OF SERIES C
                                     SHARES OF COMMON           PREFERRED STOCK           PREFERRED STOCK
                                    STOCK BENEFICIALLY           BENEFICIALLY              BENEFICIALLY
                                         OWNED(1)                  OWNED(11)                 OWNED(12)
                                   ---------------------     ---------------------     ---------------------
        NAME AND ADDRESS            NUMBER                    NUMBER                    NUMBER
       OF BENEFICIAL OWNER         OF SHARES     PERCENT     OF SHARES     PERCENT     OF SHARES     PERCENT
---------------------------------  ---------     -------     ---------     -------     ---------     -------
Irwin Selinger(2)................    955,113       5.0%        -0-          -0-          -0-          -0-
  c/o Graham-Field Health
  Products, Inc.
  400 Rabro Drive East
  Hauppauge, New York 11788
Robert Spiegel(3)................    351,048       1.8%        -0-          -0-          -0-          -0-
  c/o Hoenig Group, Inc.
  4 International Drive
  Ryebrook, New York 10573
Louis A. Lubrano(4)..............     56,200       *           -0-          -0-          -0-          -0-
  c/o Graham-Field Health
  Products, Inc.
  400 Rabro Drive East
  Hauppauge, New York 11788

                                                              SHARES OF SERIES B        SHARES OF SERIES C
                                     SHARES OF COMMON           PREFERRED STOCK           PREFERRED STOCK
                                    STOCK BENEFICIALLY           BENEFICIALLY              BENEFICIALLY
                                         OWNED(1)                  OWNED(11)                 OWNED(12)
                                   ---------------------     ---------------------     ---------------------
        NAME AND ADDRESS            NUMBER                    NUMBER                    NUMBER
       OF BENEFICIAL OWNER         OF SHARES     PERCENT     OF SHARES     PERCENT     OF SHARES     PERCENT
---------------------------------  ---------     -------     ---------     -------     ---------     -------
Dr. Harold Lazarus(5)............     20,194       *           -0-          -0-          -0-          -0-
  c/o Hofstra University
  Management Department
  Weller Hall 228
  Hempstead, New York 11550
Andrew A. Giordano(6)............     23,500       *           -0-          -0-          -0-          -0-
  c/o The Giordano Group,
  Limited
  1811 South 24th Street
  Arlington, Virginia 22202-1534
Donald Press(7)..................     25,400       *           -0-          -0-          -0-          -0-
  c/o Donald Press, P.C.
  39 Broadway
  New York, New York 10006
David P. Delaney, Jr.(8).........     10,666       *           -0-          -0-          -0-          -0-
  c/o Lancer Financial Group,
  Inc.
  370 West Park Avenue
  Long Beach, New York 11561
Steven D. Levkoff(9).............      7,666       *           -0-          -0-          -0-          -0-
  c/o Standard Folding
  Cartons, Inc.
  85th & 24th Avenue
  Jackson Heights, New York 11370
Bevil J. Hogg....................     14,411       *           -0-          -0-          -0-          -0-
  c/o Graham-Field Health
  Products, Inc.
  400 Rabro Drive East
  Hauppauge, New York 11788
Rodney F. Price..................  3,945,219(10)    21%        6,100         100%        1,000         100%
  c/o Brierley Investments Ltd.
  2nd Floor
  10 Eastcheap
  London EC3M 1AJ
  United Kingdom
Peter Handal.....................     -0-         -0-          -0-          -0-          -0-          -0-
  c/o COWI International Group
  280 Park Avenue
  5th Floor -- East Building
  New York, New York 10017
NAMED EXECUTIVE OFFICERS:
Irwin Selinger(2)................    955,113       5.0%        -0-          -0-          -0-          -0-
  c/o Graham-Field
  Health Products, Inc.
  400 Rabro Drive East
  Hauppauge, New York 11788

                                                              SHARES OF SERIES B        SHARES OF SERIES C
                                     SHARES OF COMMON           PREFERRED STOCK           PREFERRED STOCK
                                    STOCK BENEFICIALLY           BENEFICIALLY              BENEFICIALLY
                                         OWNED(1)                  OWNED(11)                 OWNED(12)
                                   ---------------------     ---------------------     ---------------------
        NAME AND ADDRESS            NUMBER                    NUMBER                    NUMBER
       OF BENEFICIAL OWNER         OF SHARES     PERCENT     OF SHARES     PERCENT     OF SHARES     PERCENT
---------------------------------  ---------     -------     ---------     -------     ---------     -------
Peter Winocur(13)................     53,550       *           -0-          -0-          -0-          -0-
  c/o Graham-Field
  Health Products, Inc.
  400 Rabro Drive East
  Hauppauge, New York 11788
Gary M. Jacobs(14)...............     81,000       *           -0-          -0-          -0-          -0-
  c/o Graham-Field
  Health Products, Inc.
  400 Rabro Drive East
  Hauppauge, New York 11788
Richard S. Kolodny(15)...........     71,500       *           -0-          -0-          -0-          -0-
  c/o Graham-Field
  Health Products, Inc.
  400 Rabro Drive East
  Hauppauge, New York 11788
Ralph Liguori(16)................     28,500       *           -0-          -0-          -0-          -0-
  c/o Graham-Field
  Health Products, Inc.
  400 Rabro Drive East
  Hauppauge, New York 11788
All directors and executive
  officers as a group (17
  persons)(17)...................  5,747,644        30%        6,100         100%        1,000         100%

---------------
  *  Less than 1%.

 (1) All shares are beneficially owned and the sole voting power and investment power is held by the persons named, except as otherwise specified herein.

 (2) The amount set forth above includes 25,000 shares underlying stock options issued pursuant to the Company's Incentive Program, which are exercisable within 60 days of April 30, 1997, and 5,500 shares owned by Mr. Selinger's wife as to which shares Mr. Selinger disclaims any beneficial interest.

 (3) The amount set forth above includes 10,000 shares owned by the Robert & Gail Spiegel Foundation, and 45,000 shares owned by the Richard J. Spiegel Trust (1987). The amount set forth above also includes 115,000 shares owned by Mr. Spiegel's wife and 47,900 shares currently issuable upon the exercise of directors' stock options issued pursuant to the Company's Incentive Program. Mr. Spiegel, who has been a director since 1987, will retire from the Board of Directors at the Annual Meeting.

 (4) The amount set forth above includes 200 shares owned by the Virginia Lubrano Trust, and 55,000 shares currently issuable upon the exercise of directors' stock options issued pursuant to the Company's Incentive Program.

 (5) The amount set forth above includes 20,000 shares currently issuable upon the exercise of directors' stock options issued pursuant to the Company's Incentive Program.

 (6) The amount set forth above includes 20,000 shares currently issuable upon the exercise of directors' stock options issued pursuant to the Company's Incentive Program.

 (7) The amount set forth above includes 3,000 shares owned by Donald Press P.C., Profit Sharing Plan, 1,000 shares owned by Donald Press, P.C. Employees Pension Plan, 6,666 shares currently issuable upon the exercise of directors' stock options issued pursuant to the Company's Incentive Program, and 3,333 shares underlying directors' stock options which are exercisable within 60 days of April 30, 1997.

 (8) The amount set forth above includes 6,666 shares currently issuable upon the exercise of directors' stock options issued pursuant to the Company's Incentive Program.

 (9) The amount set forth includes 1,000 shares owned by Mr. Levkoff's daughter, and 6,666 shares currently issuable upon the exercise of director's stock options issued pursuant to the Company's Incentive Program.

(10) Consists entirely of shares of Common Stock owned by BIL, which Mr. Price may be deemed to own beneficially as a director of BIL. Does not include up to 3,935,438 shares of Common Stock issuable upon the conversion of the shares of the Series B Preferred Stock owned by BIL and up to 500,000 shares of Common Stock issuable upon the conversion of the shares of the Series C Preferred Stock owned by BIL.

(11) Consists entirely of shares of the Series B Preferred Stock owned by BIL, which Mr. Price may be deemed to beneficially own as a director of BIL. The Series B Preferred Stock is convertible into shares of the Common Stock (x) at the option of BIL, at a conversion price of $20 per share (or, in the case of certain dividend payment defaults, at a conversion price of $15.50 per share), (y) at the option of the Company, at a conversion price equal to current trading prices (subject to a minimum conversion price of $15.50 and a maximum conversion price of $20 per share) and (z) automatically on November 27, 2001 at a conversion price of $15.50 per share. The conversion prices are subject to customary antidilution adjustments. The shares of the Series B Preferred Stock are entitled to 3,935,483 votes, and vote as a single class with the Common Stock and the Series C Preferred Stock.

(12) Consists entirely of shares of the Series C Preferred Stock owned by BIL, which Mr. Price may be deemed to beneficially own as a director of BIL. The Series C Preferred Stock is subject to redemption as a whole at the option of the Company on the fifth anniversary of the date of issuance at a stated value plus accrued and unpaid dividends and, if not redeemed will be convertible into shares of the Common Stock automatically at a conversion price of $20 per share, subject to customary antidilution adjustments. The shares of the Series C Preferred Stock are entitled to 500,000 votes, and vote as a single class with the Common Stock and the Series B Preferred Stock.

(13) The amount set forth includes 22,500 currently issuable upon the exercise of stock options issued pursuant to the Company's Incentive Program, and 25,000 shares underlying stock options which are exercisable within 60 days of April 30, 1997.

(14) The amount set forth includes 55,000 currently issuable upon the exercise of stock options issued pursuant to the Company's Incentive Program, and 20,000 shares underlying stock options which are exercisable within 60 days of April 30, 1997.

(15) The amount set forth above includes 45,000 shares currently issuable upon the exercise of stock options issued pursuant to the Company's Incentive Program, and 20,000 shares underlying stock options which are exercisable within 60 days of April 30, 1997.

(16) The amount set forth above includes 12,500 shares currently issuable upon the exercise of stock options issued pursuant to the Company's Incentive Program, and 10,000 shares underlying stock options which are exercisable within 60 days of April 30, 1997.

(17) The amount set forth above includes 358,364 shares currently issuable upon the exercise of stock options issued pursuant to the Company's Incentive Program, and 130,833 shares underlying stock options which are exercisable within 60 days of April 30, 1997.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the exchange on which the Common Stock is listed for trading. Officers, directors and more than ten percent stockholders are required by regulations promulgated under the Exchange Act to furnish the Company with copies of all Section 16(a) reports filed.

     Based solely on the Company's review of copies of the Section 16(a) reports filed for the year ended December 31, 1996, and written representations from certain reporting persons that no Forms 5 were required for such persons for the year ended December 31, 1996, the Company believes that all reporting requirements applicable to its officers, directors, and more than ten percent stockholders were complied with for the year ended December 31, 1996.

                             ELECTION OF DIRECTORS

     At the Annual Meeting, three Class I directors are to be elected for three-year terms expiring in 2000. Unless authority to do so is withheld, the Board of Directors intends to vote the enclosed proxy at the Annual Meeting for the election of the nominees named below. If any nominee for any reason should become unavailable for election, it is intended that discretionary authority will be exercised by either of the persons named in the enclosed proxy card in respect of the election of such other person as the Board of Directors shall nominate or the number of directors may be reduced accordingly by the Board of Directors. The Board of Directors is not aware of any circumstances likely to cause any nominee to become unavailable for election.

     Set forth in the following table is certain information with respect to each nominee nominated to serve as a Class I director whose term will expire in 2000. Each nominee was previously elected by the stockholders of the Company, except Donald Press, who was elected by the Board of Directors on May 17, 1995 to fill a vacancy on the Board of Directors, and Peter Handal, who was elected by the Board of Directors on February 28, 1997. Robert Spiegel, who has been a director of the Company since 1987, will retire as a Class I director at the Annual Meeting.

                                    NOMINEES

CLASS I: TERM EXPIRING IN 2000

                      NAME                        AGE      POSITION WITH COMPANY     DIRECTOR SINCE
------------------------------------------------  ---     -----------------------    --------------
Irwin Selinger..................................  56      Chairman of the Board           1981
                                                            and Chief Executive
                                                            Officer; Member of
                                                            the Executive
                                                            Committee
Donald Press....................................  63      Director and Member of          1995
                                                            the Compensation
                                                            Committee
Peter Handal....................................  54      Director                        1997

                         DIRECTORS CONTINUING IN OFFICE

     The following directors are continuing in office for the respective periods indicated and until their successors are elected and qualified.

CLASS II: TERM EXPIRING IN 1998

                      NAME                        AGE      POSITION WITH COMPANY     DIRECTOR SINCE
------------------------------------------------  ---     -----------------------    --------------
Andrew A. Giordano..............................  64      Director and Member of          1994
                                                            the Executive and
                                                            Compensation
                                                            Committees
David P. Delaney, Jr............................  44      Director and Member of          1995
                                                            the Compensation and
                                                            Nominating Committees
Bevil J. Hogg...................................  48      Director                        1996

CLASS III: TERM EXPIRING IN 1999

                      NAME                        AGE      POSITION WITH COMPANY     DIRECTOR SINCE
------------------------------------------------  ---     -----------------------    --------------
Louis A. Lubrano................................  63      Director and Member of          1984
                                                            the Audit Committee
Dr. Harold Lazarus..............................  70      Director and Member of          1994
                                                            the Nominating
                                                            Committee
Steven D. Levkoff...............................  49      Director and Member of          1995
                                                            the Audit and
                                                            Nominating Committees
Rodney F. Price.................................  53      Director and Member of          1996
                                                            the Executive
                                                            Committee

     Mr. Selinger, a founder of the Company, has been the Chairman of the Board and Chief Executive Officer of the Company since April 1981. Mr. Selinger was a founder and the Chief Executive Officer of Surgicot, Inc., a manufacturer of sterilization indicators, and its predecessor from 1968 to April 1980. In 1979, Surgicot, Inc. was acquired by E.R. Squibb & Sons, Inc., a subsidiary of Squibb Corporation. From April 1980 to June 1984, Mr. Selinger was a consultant to E.R. Squibb & Sons, Inc.

     Mr. Press is an attorney and has been a principal of Donald Press, P.C., a law firm located in New York, New York, since 1979. Mr. Press has served as an Executive Vice President of Broadway Management Co., Inc., an owner and manager of commercial office buildings since 1981 and serves as a director of The Cooper Companies, Inc., Component Specialties, Inc., and Branford Savings Bank.

     Mr. Handal has been the President of COWI International Group, a management consulting firm which provides strategic planning and other consulting services for companies located in the United States and Eastern Europe, since 1990. In addition, Mr. Handal is the President of J4P Associates, a real estate concern in Baltimore, and the President of Fillmore Leasing Company, Inc., which leases automobiles, computers and warehouse equipment. Mr. Handal serves on the Board of Directors of Cole National Corporation, Joseph A. Bank Clothiers, Inc., Perry Ellis International and Family Bargain Corp.

     Mr. Giordano has been a principal of The Giordano Group, Limited, a diversified consulting firm, since its founding in February 1993. From May 1987 to February 1993, Mr. Giordano was Executive Vice President of Lamonts Apparel, Inc. Mr. Giordano also currently serves as a director of Cherry & Webb Inc., a ladies specialty apparel company, Joseph A. Bank Clothiers, Inc., a manufacturer and retailer of men's clothing, and Nomos Corporation, a conformal radiation therapy provider. In 1984, Mr. Giordano retired from his position as CEO, Naval Supply Systems Command and Chief of the Supply Corps., with the rank of Rear Admiral.

     Mr. Delaney has been the President and Chief Executive Officer of Lancer Financial Group and its principal operating subsidiary, Lancer Insurance Company, since 1985. Mr. Delaney founded the Lancer Financial Group, which currently provides insurance coverage and specialized services to the United States passenger transportation industry. In addition, Mr. Delaney has served as the Chairman of the Long Island Chapter of the Young President's Organization, and serves as the Chairperson of the Community Campaign at Mercy Medical Center and is a member of the Advisory Board of the Alliance of American Insurers.

     Mr. Hogg was the President and Chief Executive Officer of Everest & Jennings International Ltd. ("Everest & Jennings") from January 1994 to March 31, 1997. From December 1992 to January 1994, Mr. Hogg was the Chief Executive Officer of Medical Composite Technology, Inc., a wheelchair designer and manufacturer. Prior to such time, Mr. Hogg was the Chief Executive Officer of Cycle Composite, Inc., a bicycle manufacturer, from 1986 to December 1992. Mr. Hogg currently serves as a consultant to the Company. Pursuant to the Stockholder Agreement, Mr. Hogg has been nominated by BIL to serve on the Company's Board of Directors.

     Mr. Lubrano has been an investment banker with Herzog, Heine, Geduld, Inc., a member of the New York Stock Exchange firm, since December 1996. From March 1, 1991 to December 1996, Mr. Lubrano was a managing director of Stires & Company, Inc., an investment banking firm. Mr. Lubrano was a director of the Nasdaq Forum. Prior to such time, Mr. Lubrano was a managing director of Home Group Capital Markets, Inc., an investment banking firm. From April 1986 to March 1989, he was President of Gabelli & Company, Inc., an investment banking firm. He is also a director of Andersen Group, Inc., a diversified manufacturing company.

     Dr. Lazarus was the Dean of the School of Business at Hofstra University for seven years, and is now its Mel Weitz Distinguished Professor of Business. Currently, Dr. Lazarus serves on the Boards of Directors of Stage II Apparel Corporation and Facelifters Home Systems, Incorporated. He served as president of the North American Management Council, the Eastern Academy of Management, the Middle Atlantic Association of Colleges of Business Administration, and on the Boards of Directors of Ideal Toy Corporation, Superior Surgical Manufacturing Company, the Academy of Management, and the World Management Council.

     Mr. Levkoff has been the Chief Executive Officer and President of Standard Folding Cartons, Inc., a manufacturer of paperboard packaging for the private label, over-the-counter and food industries, since 1982. Mr. Levkoff is also a member of the national industry association, the Paperboard Packaging Council.

     Mr. Price was the Chairman of the Board of Everest & Jennings from May 23, 1994 to November 27, 1996. Mr. Price has been a Director of Brierley Investments Limited, a New Zealand investment holding company and an affiliate of BIL, since 1993. From 1990 to 1993, Mr. Price was the Managing Director and Chief Executive Officer of Pioneer International Ltd., a producer of building construction materials. Prior to such time, Mr. Price was a Managing Director and the Chief Executive Officer of Industrial Equity Limited (IEL) from 1986 to 1989. Pursuant to the Stockholder Agreement, Mr. Price has been nominated by BIL to serve on the Company's Board of Directors.

     Each of the persons listed is now serving as a director, and was previously elected as a director by the stockholders, except for Donald Press, David P. Delaney, Jr., Steven D. Levkoff, Bevil J. Hogg, Rodney F. Price and Peter Handal, who were elected at meetings of the Board of Directors held on May 17, 1995, August 9, 1995, October 26, 1995, November 27, 1996 and February 28, 1997,
respectively. No director is related to any other director or executive officer.

MEETINGS OF THE BOARD; COMMITTEES

     The Board of Directors held nine meetings during 1996. No director attended fewer than 75% of the meetings of the Board of Directors and the Committees of the Board of Directors on which he served during 1996.

     The Board has an Executive Committee, currently consisting of Irwin Selinger, Andrew A. Giordano, and Rodney F. Price. The Executive Committee has all the authority which, under the DGCL, may be delegated to such Committee. The Executive Committee held four meetings during 1996. The Compensation Committee currently consists of Andrew A. Giordano, Donald Press and David P. Delaney, Jr. The Compensation Committee reviews and approves the salary and bonus levels for the Company's executive officers, and awards stock options under the Company's Incentive Program. The Compensation Committee held nine meetings during 1996. The Audit Committee currently consists of Louis A. Lubrano, Robert Spiegel and Steven D. Levkoff. The Audit Committee serves as a focal point for communications with respect to financial accounting, reporting and controls, and recommends the appointment of independent auditors and reviews the audit fees. The Audit Committee met once during 1996.

     The Board has a Nominating Committee, which currently consists of Dr. Harold Lazarus, Steven D. Levkoff and David P. Delaney, Jr. The Nominating Committee is responsible for recommending qualified candidates to the Board for election as directors of the Company, including the slate of directors that the Board proposes for election by stockholders at the Annual Meeting.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee currently consists of Andrew A. Giordano, Donald Press and David P. Delaney, Jr. No member of the Company's Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries. In addition, there are no other compensation committee interlocks between the Company and other entities involving any of the executive officers of the Company who serve as executive officers of such other entities.

COMPENSATION OF DIRECTORS

     The directors' cash compensation program provides for the payment of directors' fees to outside directors of $1,000 for the attendance at each Board meeting and $500 for each Committee meeting, provided each Committee meeting is held on a date other than a Board meeting. Under the terms of the program, no directors' fees are paid to any outside director who has received or will receive in excess of $75,000 in fees or compensation from the Company during any calendar year. In addition, no directors' fees are provided for telephonic Board or Committee meetings which are less than two (2) hours in duration.

     Under the Company's Incentive Program, Directors' Options are granted automatically as of January 2nd of each year that the Program is in effect to each director who is neither an employee nor officer of the Company or any of its subsidiaries. Each Director's Option entitles the qualifying director to whom it is granted to purchase 10,000 shares of the Common Stock at an option price equal to the fair market value of the Common Stock on the date of grant. Directors' Options vest and are exercisable at the rate of one-third ( 1/3) of each grant annually. Directors' Options are exercisable in full for a period of ninety days following (i) the death or permanent disability of a director or
(ii) a change in control of the Company. Directors' Options terminate ten years from the date of grant or two years after a director's termination, if other than for cause. If a director is terminated for cause, the Directors' Options terminate immediately.

                             EXECUTIVE COMPENSATION

     The following summary compensation table sets forth certain information concerning the compensation of the Company's Named Executive Officers for each of the three years during the period ended December 31, 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM
                                                                                     COMPENSATION AWARDS
                                                                                  -------------------------
                                                                                                SECURITIES
                                                   ANNUAL COMPENSATION                          UNDERLYING
                                            ----------------------------------    RESTRICTED    OPTIONS TO
                                                                  OTHER ANNUAL      STOCK        PURCHASE       ALL OTHER
                                             SALARY     BONUS     COMPENSATION      AWARDS        SHARES       COMPENSATION
   NAME AND PRINCIPAL POSITION      YEAR      ($)        ($)         (1)($)          ($)          (2)(#)           ($)
----------------------------------  -----   --------   --------   ------------    ----------    -----------    ------------
Irwin Selinger....................   1996    250,000    100,000      180,000(3)        --         245,517         31,098(4)
  Chairman of the Board and          1995    200,000     50,000           --           --              --         30,740(4)
  Chief Executive Officer            1994    200,000         --           --           --          50,143         32,117(4)

Gary M. Jacobs....................   1996    150,000     50,000           --           --          35,000             --
  Vice President, Finance and        1995    120,000     25,000           --           --          20,000             --
  Chief Financial Officer            1994    120,000         --           --           --          15,000             --

Richard S. Kolodny................   1996    150,000     75,000           --           --          35,000             --
  Vice President, General Counsel    1995    120,000     25,000           --           --          20,000             --
  and Secretary                      1994    120,000         --           --           --          15,000             --

Peter Winocur(5)..................   1996    150,000     75,000           --           --         110,000             --
  Executive Vice President           1995     53,000         --       72,234           --          15,000             --
  of Sales and Marketing             1994         --         --       96,009           --              --             --

Ralph Liguori(6)..................   1996    175,000     50,000           --           --          35,000             --
  Executive Vice President           1995     77,403         --           --           --          25,000             --
  of Operations

---------------
(1) Except as set forth in note (3) below, the aggregate amount of Other Annual Compensation for each of the Named Executive Officers did not equal or exceed the lesser of either $50,000 or 10% of the total of such individual's base salary and bonus, as reported herein for the last fiscal year, and is not reflected in the table.

(2) Stock options are granted under the terms and provisions of the Company's Incentive Program. For a description of the stock options, see "Executive Compensation -- Option Grants in Last Fiscal Year."

(3) On November 27, 1996, the Company forgave all indebtedness in the amount of $180,000 (inclusive of accrued interest), under a secured loan provided to Mr. Selinger on April 1, 1996. The loan was used by Mr. Selinger to purchase 50,000 shares of Common Stock on the open market.

(4) In June 1992, the Company entered into a split-dollar life insurance arrangement for the benefit of Irwin Selinger. During the fiscal years ended December 31, 1996, 1995 and 1994, the Company paid the premiums on the life insurance policy owned by a trust for the benefit of Irwin Selinger's children on a split-dollar basis. With respect to the payment of such premiums by the Company, the benefit to Mr. Selinger for the years ended December 31, 1996, 1995 and 1994, projected on an actuarial basis was $31,098, $30,740 and $32,117, respectively, which is included in the table above.

(5) Mr. Winocur became the Executive Vice President of Sales and Marketing of the Company on January 1, 1996. During 1994 and through July 1, 1995, Mr. Winocur was an exclusive sales representative for the Company. From July 1, 1995 through December 31, 1995, Mr. Winocur was the Vice President of Sales and Marketing. All sales commissions paid to Mr. Winocur during 1994 and 1995 are reported under the column "Other Annual Compensation."

(6) On July 17, 1995, Mr. Liguori joined the Company as the Executive Vice President of Operations.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain summary information concerning the number of stock options granted and the potential realizable value of the stock options granted to the Company's Named Executive Officers during the fiscal year ended December 31, 1996:

                                                                                       POTENTIAL REALIZABLE
                             NUMBER OF                                                   VALUE AT ASSUMED
                             SECURITIES                                                  ANNUAL RATES OF
                             UNDERLYING    % OF TOTAL                                      STOCK PRICE
                              OPTIONS       OPTIONS                                        APPRECIATION
                              GRANTED      GRANTED TO     EXERCISE OR                   FOR OPTION TERM(2)
                                IN        EMPLOYEES IN    BASE PRICE     EXPIRATION    --------------------
NAME                          1996(1)     FISCAL YEAR       ($/SH)          DATE          5%         10%
---------------------------- ---------    ------------    -----------    ----------    --------    --------
Irwin Selinger..............   45,517          5.8%          3.625         01/11/01    $ 45,590    $100,730
  Chairman of the Board and    50,000          6.3%          4.250         03/13/01      58,710     129,730
  Chief Executive Officer      50,000          6.3%          7.500         06/05/01     103,610     228,940
                              100,000         12.6%          7.125         11/19/01     196,850     434,990
Gary M. Jacobs..............   20,000          2.5%          7.500         06/05/01    $ 41,440    $ 91,580
  Vice President, Finance
     and                       15,000          1.9%          7.125         11/19/01      29,530      65,250
  Chief Financial Officer
Richard S. Kolodny..........   20,000          2.5%          7.500         06/05/01    $ 41,440    $ 91,580
  Vice President, General      15,000          1.9%          7.125         11/19/01      29,530      65,250
  Counsel and Secretary
Peter Winocur...............   35,000          4.4%          7.500         06/05/01    $ 72,520    $160,260
  Executive Vice President     75,000          9.5%          7.125         11/19/01     147,640     326,240
  of Sales & Marketing
Ralph Liguori...............   20,000          2.5%          7.500         06/05/01    $ 41,440    $ 91,580
  Executive Vice President     15,000          1.9%          7.125         11/19/01      29,530      65,250
  of Operations

---------------
(1) During the fiscal year ended December 31, 1996 stock options were granted under the Company's Incentive Program at an exercise price equal to the fair market value of the Common Stock on the date of grant. The stock options have a term of five years, subject to earlier termination in the event of termination for cause. The stock options are non-transferable, other than by will or the laws of descent and distribution, and vest and are exercisable at the rate of 50% per year, subject to certain exceptions including a change of control of the Company and the death of an optionee. The stock options may be exercised by payment of cash, shares of Common Stock or other consideration. The Company's Incentive Program is administered by the Compensation Committee of the Board of Directors, which is granted the authority to amend and modify the terms and provisions of stock options granted under the Company's Incentive Program.

(2) Represents gain that would be realized assuming the stock options were held for the entire five-year period and the stock price increased at compounded rates of 5% and 10%, respectively, from the exercise prices set forth in the table. These amounts represent assumed rates of appreciation only. Actual gains, if any, on stock option exercises will be dependent on overall market conditions and on the future performance of the Company. There can be no assurance that the amounts reflected in the table will be achieved.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

     The following table provides certain summary information concerning stock option exercises during the fiscal year ended December 31, 1996 by the Company's Named Executive Officers and the value of unexercised stock options held by the Company's Named Executive Officers as of December 31, 1996.

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED            "IN THE MONEY"
                                NUMBER OF                      OPTIONS AT FISCAL             OPTIONS AT FISCAL
                             SHARES ACQUIRED    VALUE             YEAR END(2)                   YEAR END(3)
                                  UPON         REALIZED   ---------------------------   ---------------------------
           NAME                 EXERCISE        ($)(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------------  ---------------   --------   -----------   -------------   -----------   -------------
Irwin Selinger.............       50,000       $ 16,250     116,411        245,517       $ 297,110      $ 652,585
  Chairman of the Board and
  Chief Executive Officer
Gary M. Jacobs.............           --             --      55,000         45,000       $ 185,000      $  98,750
  Vice President, Finance
  and Chief Financial
  Officer
Richard S. Kolodny.........           --             --      45,000         45,000       $ 195,000      $  98,750
  Vice President, General
  Counsel and Secretary
Peter Winocur..............           --             --      22,500        117,500       $  72,810      $ 192,190
  Executive Vice President
  of Sales and Marketing
Ralph Liguori..............           --             --      12,500         47,500       $  57,810      $ 102,815
  Executive Vice President
  of Operations

---------------
(1) Values were calculated by multiplying the closing market price of the Common Stock as reported on the New York Stock Exchange, Inc. on the date of exercise, by the respective number of shares and subtracting the exercise price per share.

(2) Represents the aggregate number of stock options held as of December 31, 1996.

(3) Values were calculated by multiplying the closing market price of the Common Stock ($8.625), as reported on the New York Stock Exchange, Inc. on December 31, 1996 by the respective number of shares and subtracting the exercise price per share, without any adjustment for any termination or vesting contingencies.

EMPLOYMENT, TERMINATION AND CHANGE-IN-CONTROL ARRANGEMENTS AND OTHER
ARRANGEMENTS

     In July 1981, Mr. Selinger entered into a ten-year employment agreement with the Company, which, in June 1991, was amended and extended for an additional five-year period ending July 8, 1996. As of May 3, 1996, Mr. Selinger's employment agreement was extended for an additional five-year period ending July 8, 2001. Under Mr. Selinger's employment agreement, Mr. Selinger receives a base salary of $350,000 for 1997. For 1996, Mr. Selinger received a base salary of $250,000. During the term of the employment agreement between Mr. Selinger and the Company, and for a period of one year following termination of the employment agreement, if termination occurs as a result of a breach of the employment agreement by Mr. Selinger, Mr. Selinger has agreed that he will not directly or indirectly engage in any business or invest in any privately held company or own more than one percent of the outstanding securities of any publicly owned corporation which competes with any business of the Company.

     Each of the Company's Named Executive Officers has entered into an agreement with the Company providing for the payment of certain benefits if within two years following the occurrence of a "change in control" (as defined in each such agreement), a Named Executive Officer of the Company is terminated other than by reason of death, disability, retirement, or for cause, or if such Named Executive Officer terminates his or her employment for good reason (each, a "Triggering Event"). Under the terms of each agreement, each of the Named Executive Officers of the Company is entitled upon the occurrence of a Triggering Event to receive his or her base salary and incentive compensation, if any, through the date of termination, plus a lump sum severance payment equal to one times the Named Executive Officer's base salary (as defined in each such agreement), provided that in no event shall the total payments exceed 2.99 times the Named Executive Officer's "base amount" as such term is defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, the terms of each agreement provide that in the event that a Named Executive Officer's employment is terminated within two (2) years following the occurrence of a change of control by reason of death or disability, the Named Executive Officer shall be entitled to death or long-term disability benefits, as the case may be, on terms no less favorable than the most favorable benefits to which he would have been entitled had the death or termination for disability occurred at any time during the period commencing one year prior to the initiation of actions resulting in a change of control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In the ordinary course of business, the Company from time to time engages in transactions on an arms' length basis with other corporations or entities whose officers or directors are also officers or directors of the Company.

     On March 1, 1996, the Company entered into a three (3) year lease arrangement with HIP Realty, Inc. ("HIP") for the Company's facility located in Mount Vernon, New York. Under the terms of the lease, the Company has an option to renew the lease for an additional three (3) year period at a fixed annual rent of $180,000. The principal stockholders of HIP are Harvey P. Diamond, a former director and former President of the Company, and Peter Winocur, the Company's Executive Vice President of Sales and Marketing. The lease with HIP Realty provides for the payment by the Company of fixed annual rents of $162,000 for the first year escalating to $180,000 for years two and three, and the payment of incremental real estate taxes over a base year. The Company believes that the terms of the lease are at least as favorable to it as those it would have received from an unrelated third party.

                            STOCK PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total stockholder return of the Common Stock of the Company for the last five years with the cumulative total return of the Standard & Poor's 500 Stock Index ("S&P 500") and the Standard & Poor's Medical Products and Supplies Index ("S&P Health Care") over the same period assuming the investment of $100 in the Common Stock of the Company, the Standard & Poor's 500 Stock Index and the Standard & Poor's Medical Products and Supplies Index on December 31, 1991 (assuming the reinvestment of all dividends).

                                                                S&P
                                                         HEALTHCARE(MEDICAL   GRAHAM- FIELD
        Measurement Period                                 PRODUCTS AND      HEALTH |PRODUCTS,
      (Fiscal Year Covered)               S&P 500            SUPPLIES)             INC.
Dec-91                                     100                 100                 100
Dec-92                                     108                  86                  47
Dec-93                                     118                  65                  38
Dec-94                                     120                  77                  30
Dec-95                                     165                 131                  27
Dec-96                                     203                 150                  70

                        REPORT OF COMPENSATION COMMITTEE

OVERALL POLICY

     The Company's executive officer compensation program is administered to be closely linked to corporate performance and the total return to stockholders over the long-term. The overall objectives of the executive officer compensation program are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in the Company's business strategy, to link executive and stockholder interests through participation in the Company's Incentive Program and finally to provide a compensation package that recognizes individual contributions as well as overall business results.

     The key elements of the Company's executive officer compensation consist of base salary, an annual bonus pursuant to the Company's Bonus Plan, and the grant of stock options under the Company's Incentive Program. The Compensation Committee reviews and approves the compensation package for the executive officers of the Company. In addition, while the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual.

BASE SALARIES

     Base salaries for executive officers (officers with principal decision-making authority) are initially determined by evaluating the responsibilities of the position held and the experience of the individual. Annual salary adjustments and increases are determined by evaluating the performance of the Company and of each executive officer, and also take into account new responsibilities. The Chairman of the Board makes salary recommendations, which are based upon the subjective assessment of the nature of the position and the contribution, experience and tenure of the executive officer. The recommendations are reviewed and approved by the Compensation Committee.

     For 1996, Mr. Selinger received a base salary of $250,000, representing a $50,000 increase in base salary received in 1995. The Compensation Committee set Mr. Selinger's base salary at $350,000 for 1997 in view of the Company's performance in 1996.

ANNUAL BONUS

     Cash bonuses are granted on a discretionary basis primarily to reward individual contribution, following years in which the Company achieved projected earnings and revenue growth. The Chairman of the Board makes bonus recommendations, which are based upon the subjective evaluation of each executive officer's direct contribution to Company performance. The recommendations are reviewed and approved by the Compensation Committee. Based on the Company's performance in 1996 and Mr. Selinger's significant role in the Company's acquisition of Everest & Jennings on November 27, 1996, Mr. Selinger was granted a cash bonus of $100,000, and a loan made by the Company to Mr. Selinger in April 1996 in the amount of $180,000 (inclusive of accrued interest) was forgiven in its entirety in November 1996.

STOCK OPTIONS

     Under the Company's Incentive Program, which was approved by the Company's stockholders, stock options exercisable for Common Stock are granted to the Company's employees, including executive officers. The Compensation Committee approves the grant of stock options awards. In the event of poor corporate performance, the Compensation Committee can elect not to approve the grant of stock options.

     Stock options are designed to align the interests of executives with those of the stockholders. Stock options are granted with an exercise price equal to the market price of the Common Stock on the date of grant and generally vest and are exercisable at the rate of 50 percent per year. This approach is designed to incentivize the creation of stockholder value over the long term since the full benefit of a compensation package cannot be realized unless stock price appreciation occurs over a number of years.

     In 1996, Mr. Selinger was awarded stock options to purchase in the aggregate 200,000 shares, and a restored stock option to purchase 45,517 shares, which was granted in connection with his exercise of certain stock options.

DEDUCTIBILITY OF COMPENSATION OVER $1 MILLION

     The Company has not awarded any compensation that is non-deductible under
Section 162(m) of the Code and does not anticipate doing so in the foreseeable future. In the event that the Company determines to award compensation in any amount in excess of the amount which may be deducted under Section 162(m) of the Code, the Company will determine whether it will conform its compensation to comply with such provision.

                                          1996 Compensation Committee

                                          Andrew A. Giordano
                                          Donald Press
                                          David P. Delaney, Jr.

                          RATIFICATION OF APPOINTMENT
                                       OF
                       THE COMPANY'S INDEPENDENT AUDITORS

     Upon the recommendation of the Audit Committee of the Board of Directors, the firm of Ernst & Young LLP has been appointed independent auditors for 1997, subject to ratification of such appointment by the stockholders. Ernst & Young LLP has acted as the Company's independent auditors since 1986. If the stockholders do not ratify such appointment, the Audit Committee will recommend another accounting firm for selection by the Board of Directors. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement and will be available to answer proper questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                 PROCEDURE FOR SUBMITTING STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. In order to be included in the Company's proxy statement and proxy relating to the 1998 Annual Meeting, stockholder proposals must be received by the Company no later than January 12, 1998, and must otherwise comply with the requirements of Rule 14a-8.

     Pursuant to the Company's By-Laws, as amended, any stockholder entitled to vote at an annual meeting of stockholders of the Company may nominate persons for election as directors or submit a proposal to be voted on by stockholders (other than proposals to be included in the Company's proxy materials as provided in the preceding paragraph) at such annual meeting only if written notice of such stockholder's intent to make such nomination or proposal is given either by personal delivery or by the United States mail, postage prepaid, to the Secretary of the Company not later than one hundred twenty (120) days in advance of such annual meeting of stockholders.

     All notices of proposals by stockholders, whether or not to be included in the Company's proxy materials, should be sent to the attention of the Secretary of the Company at 400 Rabro Drive East, Hauppauge, New York 11788.

                                 OTHER BUSINESS

     The Board of Directors does not intend to present to the meeting any business other than the matters stated in the accompanying Notice of the Annual Meeting of Stockholders and, at the time the proxy statement was printed, was not aware of any other business that properly might be presented. If any other business not described herein should properly come before the meeting for action by the stockholders, or if any procedural matters requiring a vote of stockholders should arise at the meeting, the persons named as proxies on the enclosed card or their substitutes will vote the shares represented by them in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          RICHARD S. KOLODNY
                                          Vice President, General
                                          Counsel and Secretary

Dated: May 12, 1997

                                 [FRONT OF CARD]


                       GRAHAM-FIELD HEALTH PRODUCTS, INC.

                 400 Rabro Drive East, Hauppauge, New York 11788


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



                  The undersigned hereby appoints IRWIN SELINGER and DR. HAROLD LAZARUS as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Graham-Field Health Products, Inc., held of record by the undersigned on April 30, 1997, at the Annual Meeting of Stockholders to be held on June 18, 1997, or any adjournment thereof.

                  1.       Election of Directors.

                           Class I Nominees:      Irwin Selinger
                                                  Donald Press
                                                  Peter Handal

                  FOR all nominees (except                 WITHHOLD AUTHORITY
                  as marked to the contrary                to vote for all
                  above)  [   ]                            nominees [   ]


                  INSTRUCTION: TO WITHHOLD VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST PROVIDED ABOVE)

                  2. Ratification of appointment of Ernst & Young LLP as independent auditors.

                  FOR [   ]     AGAINST [   ]       ABSTAIN  [    ]

                  3. In their discretion upon any other matters which may properly come before such meeting.


                                                     (continued on reverse side)

                                [REVERSE OF CARD]



This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of management's nominees for directors, and FOR Proposal 2.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



                                          Dated _________________ , 1997



                                          ______________________________
                                          (Signature)


                                          ______________________________
                                          (Signature if held
                                             jointly)

                                          Please sign exactly as your name
                                          appears hereon. When shares
                                          are held by joint tenants,
                                          both should sign. When
                                          signing as attorney, as
                                          executor, administrator,
                                          trustee or guardian, please
                                          give full title as such. If
                                          a corporation, please sign
                                          in full corporate name by
                                          President or other
                                          authorized officer. If a
                                          partnership, please sign in
                                          partnership name by
                                          authorized person.

                                        2